UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 24, 2013

SciQuest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 Weston Parkway, Suite 200, Cary, North Carolina		27513
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 659-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As noted in Item 5.07 below, the stockholders of SciQuest, Inc. (the “Company”) approved the adoption of the SciQuest, Inc. 2013 Stock Incentive Plan (the “Plan”) on April 24, 2013. The Plan provides for the issuance of options to purchase shares of common stock, stock appreciation rights, restricted stock awards and restricted stock units. The Plan will replace the SciQuest, Inc. 2004 Stock Incentive Plan (the “2004 Plan”). The number of shares of common stock reserved for issuance under the Plan will be 3,500,000, plus the number of shares remaining available for issuance under the 2004 Plan and shares forfeited or otherwise not issued on exercise of outstanding awards under the 2004 Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2013 Annual Meeting of Stockholders on April 24, 2013. Five proposals were voted upon at the annual meeting. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 12, 2013. All of the proposals passed. The final results for the votes regarding each proposal are set forth below.

Proposal One: Election of one director for a three-year term expiring in 2016:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Steven Nelson	19,411,738	1,030,403	1,184,749

Proposal Two: Approval of an advisory resolution regarding the compensation of the named executive officers as disclosed in the Company’s proxy statement:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
20,252,185	178,856	11,100	1,184,749

Proposal Three: Approval of the adoption of the SciQuest, Inc. Employee Stock Purchase Plan:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
18,061,243	2,369,498	11,400	1,184,749

Proposal Four: Approval of the adoption of the SciQuest, Inc. 2013 Stock Incentive Plan:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
14,010,654	6,420,087	11,400	1,184,749

Proposal Five: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2013:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
21,136,830	480,360	9,700	1,184,749

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	SciQuest, Inc. 2013 Stock Incentive Plan

10.2	Form of Stock Option Grant Certificate under the SciQuest, Inc. 2013 Stock Incentive Plan

10.3	Form of Restricted Stock Unit Agreement (Non-Employee Directors) under the SciQuest, Inc. 2013 Stock Incentive Plan

10.4	Form of Restricted Stock Unit Agreement (Employees) under the SciQuest, Inc. 2013 Stock Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.

Date: April 26, 2013

	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

10.1	SciQuest, Inc. 2013 Stock Incentive Plan

10.2	Form of Stock Option Grant Certificate under the SciQuest, Inc. 2013 Stock Incentive Plan

10.3	Form of Restricted Stock Unit Agreement (Non-Employee Directors) under the SciQuest, Inc. 2013 Stock Incentive Plan

10.4	Form of Restricted Stock Unit Agreement (Employees) under the SciQuest, Inc. 2013 Stock Incentive Plan